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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                December 8, 1997
                Date of Report (Date of earliest event reported)



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                         WHEELABRATOR TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


         0-14246                                            22-2678047
  (Commission File Number)                                (IRS Employer
                                                       Identification No.)

              4 Liberty Lane West, Hampton, New Hampshire   03842
               (Address of principal executive offices)   (Zip code)


                                 (603) 929-3000
              (Registrant's telephone number, including area code)
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Item 5. Other Events.


     On December 8, 1997, the registrant issued a news release announcing that it had executed a definitive merger agreement with its parent company, Waste Management, Inc. ("Waste Management"), under which Waste Management will acquire all of the outstanding publicly held shares of the registrant that Waste Management does not already own. A copy of the news release is filed herewith as an exhibit and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma and Financial Information and Exhibits.
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     No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.

                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   WHEELABRATOR TECHNOLOGIES INC.

                                   By:  /s/ Thomas A. Witt
                                        ------------------
                                        Thomas A. Witt
                                        Secretary

Dated:  December 10, 1997

                        WHEELABRATOR TECHNOLOGIES INC.

                                 EXHIBIT INDEX


Number and Description of Exhibit*
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1.    None
2.    None
4.    None
16.   None
17.   None
20.   None
23.   None
24.   None
27.   None
99.1  News release dated December 8, 1997



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 * Exhibits not listed are inapplicable